THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

                  THIS THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT (the "Amendment"), dated as of August __________, 1997, is made by and between GATEWAY DATA SCIENCES CORPORATION, an Arizona corporation and GATEWAY CREDIT CORPORATION, an Arizona corporation ("collectively, the Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    RECITALS

                  The Borrower and the Lender have entered into a Credit and Security Agreement dated as of February 21, 1997, as amended by a First Amendment to Credit and Security Agreement dated as of April 23, 1997 and a Second Amendment to Credit and Security Agreement dated as of June 10, 1997 and forbearance letter agreement dated August 8, 1997(as so supplemented and amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

                  Borrower has requested that Lender forbear for a period of time from the exercise of its rights and remedies otherwise available to Lender at law, in equity, by agreement or otherwise as a result of Borrower's defaults under the Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                  1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

                  1. Recitals. The recitals set forth above are true and accurate in every respect.

                  2. No Offsets. Borrower and Guarantor acknowledge with respect to the amounts owing to Lender that neither Borrower nor Guarantor has any offset, defense or counterclaim with respect thereto, no claim or defense in the abatement or reduction thereof, nor any other claim against Lender or with respect to any document forming part of the transaction in respect of which the Note was made or forming part of any other transaction under which Borrower and Guarantor are indebted to Lender. Borrower and Guarantor acknowledge that all interest imposed under the Note through the date hereof, and all fees and other charges that have been collected from or imposed upon Borrower with respect to the Loan evidenced by the Note were and are agreed to, and were properly computed and collected, and that Lender has fully performed all obligations that it may have had or now has to
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Borrower or Guarantor,  and that Lender has no obligation to make any additional loan or extension of credit to or for the benefit of Borrower.

                  3. Acknowledgment of Default and Lender's Right to Accelerate. Borrower and Guarantor acknowledge and agree that (i) a material Event of Default exists and continues to exist under the Note and Loan Documents; (ii) timely, adequate and proper notice of the occurrence of such Event of Default has been received by Borrower and Guarantor; (iii) all grace periods, if any, applicable to the cure of such Event of Default after receipt of such notice have expired; (iv) such Event of Default is continuing without timely cure by Borrower; (v) Lender has not waived in any respect such Event of Default or its rights and remedies with respect thereto; (vi) on and as of the date hereof, Lender has the right to accelerate and declare the indebtedness evidenced by the Note to be immediately due and payable and to make demand upon Borrower and Guarantor for the payment in full of all such indebtedness; (vii) such acceleration and demand for payment, if made, would be in all respects adequate and proper; and (viii) Borrower and Guarantor waive any and all further notice, presentment, notice of dishonor or demand with respect to the indebtedness evidenced by the Note.

                  4. Representations and Warranties of Borrower. To induce Lender to enter into this Amendment and the arrangement contemplated by this Amendment, Borrower represents and warrants to Lender as follows:

                           (a)  The  Borrower  has  all   requisite   power  and
authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                           (b) The  execution,  delivery and  performance by the
Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                           (c)  All  of  the   representations   and  warranties
contained in Article V, Paragraph 3 of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  5. Forbearance Period. For the period (the "Forbearance Period"), commencing on the date hereof and terminating on the Termination Date (as hereinafter defined), Lender shall forbear from exercising its rights and remedies under the Credit
                                      -2-
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Agreement  until  after the  Termination  Date.  Because  the  Borrowers  are in
default, pursuant to Section 4.2 of the Agreement, Lender has no obligation to make any further Advance. Any Advances during the Forbearance Period shall be in the sole discretion of Lender. For purposes hereof, the Termination Date shall mean the earlier of (a) a default under this Amendment or any additional Default
under  the  Credit  Agreement,  the  Note  or  any  Security  Documents,   which
termination shall be automatic, or (b) October 31, 1997.

                  6. Termination of Forbearance Period. Upon the termination of the Forbearance Period pursuant to Section 6 above, all forbearances, deferrals and indulgences granted by Lender shall automatically terminate, and Lender shall thereupon have, and shall be entitled to exercise, any and all rights and remedies which Lender may have upon the occurrence of an Event of Default, and the indebtedness evidenced by the Credit Agreement and Note and the Note shall become immediately due and payable, without further notice of any kind.

                  8. No Further Default. During the Forbearance Period, Borrower shall comply with, and not violate the terms and provisions of, the Credit Agreement and the Security Documents, all of which are incorporated herein by reference, and shall fully comply with all of the terms of this Amendment. In addition, Borrower shall not allow any other Default to occur during the Forbearance Period. Should any additional Default occur during the Forbearance Period, including, but not limited to, the filing of a tax lien by any governmental authority, the Forbearance Period shall automatically terminate without notice or demand.

                  9. Loan Balance. At no time during the Forbearance Period shall the indebtedness owed to Lender exceed $3,000,000, including any and all overadvances.

                  10. Reduction of Overadvance Amount. Borrower shall by August 22, 1997 reduce the overadvance to $750,000. Any and all overadvance shall be paid in full by September 19, 1997. Furthermore, Borrower shall pay in full all amounts due under the Credit Agreement on or before October 31, 1997.

                  11. Maximum Overadvance Per Week. Between August 22, 1997 and September 19, 1997, the maximum overadvance per week shall not exceed $50,000 plus the prior week's actual total cumulative overadvance. For example, as of August 22, 1997, the total cumulative overadvance shall not exceed $750,000. For the next week ending August 29, 1997, the total overadvance shall not exceed $50,000 more than the actual overadvance as of the end of the prior week, but in no event more than $800,000. Notwithstanding anything to contrary contained herein, the maximum overadvance prior to the payment in full of the overadvance on September 19, 1997 shall be no more than $950,000.
                                      -3-
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                  12. Amendment Fee.  Simultaneously  with the execution of this
Amendment, the Borrower shall pay the Lender a fully earned, non-refundable forbearance fee in the amount of $_______ (the "Forbearance Fee"), which shall not be applied to reduce the principal indebtedness of Borrower under the Loan.

                  13. Conditions Precedent. This Amendment shall be effective when the Lender has received an executed original hereof, together with the Forbearance Fee.

                  14. References. All references in the Credit Agreement to "the Credit Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents and the amendments referred to in the Recitals hereto to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                  15. No Waiver. The execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                  16. Release. The Borrower, and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantors have had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  17. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees,
                                      -4-
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disbursements,  costs  and  expenses  and the  Forbearance  Fee  required  under paragraph ___ hereof.

                  18. Counterparts. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  19.  Voluntary  Agreement.  Borrower,  and each  Guarantor  by signing the Acknowledgment and Agreement of Guarantors set forth below, represents and warrants to Lender that (i) each has had an opportunity to be represented by legal counsel of its choice in regard to the transaction provided for by this Amendment; (ii) each is fully aware and clearly understands all of the terms and provisions contained in this Amendment; (iii) each has voluntarily, with full knowledge and without coercion or duress of any kind, entered into this Amendment and the documents executed in connection with this Amendment; (iv) neither Borrower nor Guarantors is relying on any representations, either written or oral, express or implied, made to it by Lender other than as set forth in this Amendment; and (v) the consideration received by Borrower and Guarantors to enter into this Amendment and the arrangement contemplated by this Amendment has been actual and adequate.

                  20. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.
                                      -5-
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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be duly executed as of the date first written above.

                                            BORROWER:

                                            GATEWAY DATA SCIENCES
                                            CORPORATION, an Arizona corporation

                                            By:      /s/ Michael M. Gordon
                                               ------------------------------
                                            Name:    Michael M. Gordon
                                                 ----------------------------
                                            Title:   President
                                                  ---------------------------


                                            GATEWAY CREDIT CORPORATION,
                                            an Arizona corporation

                                            By:      /s/ Michael M. Gordon
                                               ------------------------------
                                            Name:    Michael M. Gordon
                                                 ----------------------------
                                            Title:   President
                                                  ---------------------------


                                            LENDER:

                                            NORWEST BUSINESS CREDIT, INC.,
                                            a   Minnesota corporation

                                            By:___________________________
                                            Name:_________________________
                                            Title:________________________
                                      -6-